EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF MASIVE DYNAMICS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Liberty Gold Corp for the quarter ended September 30, 2011, the undersigned, Lynn Harrison, President and CEO of Liberty Gold Corp, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 fairly presents, in all material respects, the financial condition and results of operations of Liberty Gold Corp

Date: November 14, 2011	/s/ Lynn Harrison
Lynn Harrison
President and Chief Executive Officer (and principal executive, financial officer and principal accounting officer)